UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                _________________


                         DATE OF REPORT: August 11, 2000

                         Commission File Number: 0-22299


                               SAXTON INCORPORATED
             (Exact name of registrant as specified in its charter)

                      NEVADA                         88-0223654
           (State or other jurisdiction of        (I.R.S. Employer
            incorporation or organization)       Identification No.)

                       5440 West Sahara Ave., Third Floor
                            Las Vegas, Nevada 89146
                                 (702) 221-1111
         (Address and telephone number of principal executive offices)


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ITEM  5.  OTHER  EVENTS

     On June 15, 2000, the Registrant, through its wholly owned subsidiary, Diamond Key Homes, completed the sale of the remaining lots in four residential subdivisions that comprise the Tucson division of Diamond Key Homes for $7,940,000 to Nevada Diversified Equity, LLC, doing business as Monterey Homes.

     On August 3, 2000, the Registrant sold all of the fixed assets of its wholly owned subsidiary, Homebanc Mortgage Corporation, to Affordable Housing Acceptance LLC, dba The Platinum Investment Group for $12,000.

     Effective June 30, 2000, Bernard J. Mikell, Jr. and Robert L. Seale resigned as Directors of the Company, for personal reasons. There were no disagreements with the registrant on any matters relating to the registrant's operations, policies or practices.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  August  11,  2000                 SAXTON  INCORPORATED
                                         (Registrant)



                                         By:   /s/  James  C.  Saxton
                                            ------------------------------------
                                            James  C.  Saxton
                                            Chairman of the Board, President and
                                            Chief Executive Officer


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